UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

Lomond Therapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56377	87-2959575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green Ste 8490 Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

(212) 739-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Lomond Therapeutics Holdings, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2024 (the “Original Form 8-K”), on November 1, 2024, the Company entered into a subscription agreement with certain investors (the “Subscription Agreement”) whereby the Company issued an aggregate of $43.9 million of our shares of common stock pursuant to a private placement offering and the conversion of certain simple agreements for future equity (“SAFEs”) issued by Lomond Therapeutics Operating Corporation (“Legacy Lomond”), which included (i) 8,241,375 shares of our common stock issued and sold at a purchase price of $4.00 per share in cash (the “Offering Price”) pursuant to the Subscription Agreement; (ii) 1,078,124 shares of our common stock at a price of $3.20 pursuant to the conversion of certain SAFEs issued by Legacy Lomond in October 2024, and (iii) 2,083,332 shares of our common stock at a price of $3.60 pursuant to the conversion of certain SAFEs issued by Legacy Lomond in August 2024. The private placement offering is referred to herein as the “Offering.”

Pursuant to the Subscription Agreement, we had the ability to hold one or more subsequent closings prior to November 30, 2024, to sell up to an additional 4,021,125 shares at the Offering Price (each a “Subsequent Closing”).

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on January 30, 2025 (the “Second Closing Form 8-K”), on January 24, 2025, we entered into an amendment to the Subscription Agreement (“Amendment No. 1 to Subscription Agreements”) with the requisite holders in the original Offering to extend the Subsequent Closings end date from November 30, 2024 to February 28, 2025 and, also on January 24, 2025, we conducted a Subsequent Closing under the Subscription Agreement, as amended, whereby we issued and sold to an investor an aggregate of 2,500,000 shares of common stock at the Offering Price on the same terms as provided in the Offering as set forth in the Second Closing Form 8-K, including, specifically, the entry into a registration rights agreement to register the common stock issued in the Subsequent Closing (the “Second Closing”).

Additionally, on March 24, 2025, we entered into an additional amendment to the Subscription Agreement (“Amendment No. 2 to Subscription Agreements”) with the requisite holders in the original Offering to extend the Subsequent Closings end date from February 28, 2025 to March 31, 2025 and to increase the size of the over-subscription amount under the Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

On March 24, 2025, we conducted an additional Subsequent Closing under the Subscription Agreement, as amended, whereby we issued and sold to an investor an aggregate of 2,500,000 shares of common stock at the Offering Price on the same terms as provided in the Offering as set forth in the Original Form 8-K, including, specifically, the entry into a registration rights agreement to register the common stock issued in the additional Subsequent Closing (the “Third Closing”).

The Company received gross proceeds of $10,000,000 in connection with the Third Closing (before deducting placement agent fees and expenses of the offering which are estimated at $0.65 million) and currently intends to use proceeds raised in the Third Closing for working capital and general corporate purposes.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of common stock is hereby incorporated herein by reference.

The common stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and was issued to the recipient in a transaction exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the common stock constitutes “restricted securities” within the meaning of Rule 144 under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On March 28, 2025, the Company issued a press release announcing the Subsequent Closings. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements may include, but are not limited to, statements related to the Company’s future operational plans and use of proceeds, as well as statements, other than historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the SEC, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in other documents filed with the SEC, including in the Company’s Current Reports Form 8-K and Quarterly Reports on Form 10-Q, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Amendment No. 2 to Subscription Agreements, dated March 24, 2025.
99.1	Press Release, dated March 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOMOND THERAPEUTICS HOLDINGS, INC.

Date: March 28, 2025	By:	/s/ Iain Dukes
Iain Dukes
Chief Executive Officer and Chairman

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